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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT, OF 1934

         Date of Report (Date of earliest event reported) May 10, 2006

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., on behalf of the RAAC Series 2006-SP2 Trust
             (Exact name of registrant as specified in its charter)

           DELAWARE                  333-131211-02             41-1955181
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)

  One Meridian Crossings,                                       55423
          Suite 100                                             (Zip Code)
    Minneapolis, Minnesota
    (Address of Principal
      Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8--OTHER EVENTS

Item 8.01.  Other Events

     The Form 8-K, filed on June 6, 2006, is hereby amended by this Form 8-K/A to file the confirmation dated as of May 9, 2006 (the "Yield Maintenance Agreement") and the confirmation as amended on May 10, 2006 (the "Amended Yield Maintenance Agreement"). The Amended Yield Maintenance Agreement amends and restates the Yield Maintenance Agreement. This Form 8-K/A is furnished to provide a definitive agreement previously filed as an exhibit.

SECTION 9--FINANCIAL STATEMENT AND EXHIBITS

Item 9.01.  Financial Statement and Exhibits

            (a) Not applicable

            (b) Not applicable

            (c) Not applicable

            (d) Exhibits:

            The  following   execution  copies  of  Exhibits  to  the  Form  S-3
Registration Statement of the Registrant are hereby filed:

            10.1 Confirmation, dated as of May 9, 2006, between Merrill Lynch Capital Services, Inc. and JPMorgan Chase Bank, N.A., as trustee on behalf of the RAAC Series 2006-SP2 Trust.

            10.2 Confirmation, amended as of May 10, 2006, between Merrill Lynch Capital Services, Inc. and JPMorgan Chase Bank, N.A., as trustee on behalf of the RAAC Series 2006-SP2 Trust.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                                    By:      /s/ Tim Jacobson
                                    Name:    Tim Jacobson
                                    Title:   Vice President

Dated:  January 7, 2007


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                                  EXHIBIT INDEX

Exhibit No.      Description

10.1 Confirmation, dated as of May 9, 2006, between Merrill Lynch Capital Services, Inc. and JPMorgan Chase Bank, N.A., as trustee on behalf of the RAAC Series 2006-SP2 Trust.

10.2 Confirmation, amended as of May 10, 2006, between Merrill Lynch Capital Services, Inc. and JPMorgan Chase Bank, N.A., as trustee on behalf of the RAAC Series 2006-SP2 Trust.


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